UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 23, 2019

Date of Report (date of earliest event reported)

DROPBOX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38434	26-0138832
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1800 Owens Street, Suite 200

San Francisco, CA 94158

(Address of principal executive offices)

(415) 857-6800

(Registrant’s telephone number, including area code)

333 Brannan St.

San Francisco, California 94107

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, par value $0.00001 per share	DBX	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 23, 2019, the Board of Directors (the “Board”) of Dropbox, Inc. (the “Company”) increased the size of the Board to ten directors and appointed Lisa Campbell and Karen Peacock to serve as members of the Board. The Board has appointed Ms. Campbell to serve as a member of the Audit Committee of the Board and Ms. Peacock to serve as a member of the Compensation Committee of the Board.

There are no arrangements or understandings between either Ms. Campbell or Ms. Peacock and any other person, in each case, pursuant to which either Ms. Campbell or Ms. Peacock was appointed to serve on the Board. There are no family relationships between either Ms. Campbell or Ms. Peacock and any other director or executive officer of the Company and there have been no transactions between either Ms. Campbell or Ms. Peacock and the Company in the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K.

Each of Ms. Campbell and Ms. Peacock will receive the standard compensation available to the Company’s current non-employee directors, which is discussed in the Company’s Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on April 9, 2019. In accordance with the Company’s customary practice, the Company will also enter into its standard form of indemnification agreement with each of Ms. Campbell and Ms. Peacock, which agreement is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-223182) filed with the SEC on February 23, 2018.

A copy of the press release announcing the appointment of Ms. Campbell and Ms. Peacock to the Board is attached hereto as Exhibit 99.1. The information in the press release will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Press release issued by Dropbox, Inc. on August 27, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2019

Dropbox, Inc.

/s/ Bart Volkmer
Bart Volkmer
General Counsel